Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.22AH

THIRTY-THIRD AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This THIRTY-THIRD AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, pursuant to the Agreement, CSG provides Customer with a non-exclusive, non-transferable and perpetual right and license to use CSG Screen Express® including Enhanced Call Routing ("ECR"), Event Intelligence (EI), Email Capture, and ANI Clean-up (collectively, the "Screen Express Related Products");

WHEREAS, pursuant to the Agreement, CSG provides maintenance and support related to the Screen Express Related Products (“Screen Express Support”) to Customer; and

WHEREAS, Customer (i) has ceased using the Screen Express Related Products in connection with Customer’s operations, and (ii) has informed CSG that it is no longer necessary for CSG to support and maintain the Screen Express Related Products.

NOW THEREFORE, CSG and Customer agree to the following as of the Effective Date:

1.

Customer desires to remove all licenses of the Screen Express Related Products originally provided to Customer via the Agreement.  Upon the Effective Date, CSG shall purge all copies of the Screen Express Related Products from the Designated Environment and all other computer systems, storage media and other files and as a result, as of the Effective Date, Screen Express and the Screen Express Related Products are no longer used by Customer and no longer supported by CSG.

2.

As a result, references to the Screen Express Related Products are hereby deleted throughout the Agreement including, but not limited to, the following references set forth in Schedules B, C, D, E and F, respectively:

(a)	Schedule B, entitled “Product Licenses, Maintenance and Support” where it will be removed as follows:
a.	Remove “16. Screen Express” from Exhibit B(1)(a) “Export Approved Products and Export Approved Countries,” and insert in its place “16. [Intentionally Left Blank],”
b.	Remove “20. Enhanced Call Routing” from Exhibit B(1)(a) “Export Approved Products and Export Approved Countries,” and insert in its place “20. [Intentionally Left Blank],”
c.	Remove “CSG Screen Express®/Message Express®” from Exhibit B-1 “Enterprise Products,” section entitled “Product Name,”
d.	Remove “Screen Express,” from Exhibit B-1 “Enterprise Products,” section entitled “Product Descriptions,” within the description for “ACSR® (web enabled),”
e.

Remove “Enhanced Call Routing Messaging (ECR) – Enhanced Call Routing Messaging provides the capability to create messages that pop based upon the ECR attributes identified within the business rules engine that allows for site configuration to target specific messages based upon  those

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

attributes.,” from Exhibit B-1 “Enterprise Products,” section entitled “Product Descriptions,” under description for “CSG Desktop Solution Bundle,” and
f.

Remove “CSG Screen Express®/Message Express®.  Integrated with CSG ACSR and the call center’s ACD telephony switch, CSG Screen Express provides incoming call/ACSR screen synchronization at the CSR workstation.  In addition, CSG Screen Express provides basic software-based operations of the CSR’s physical telephone.,” from Exhibit B-1 “Enterprise Products,” section entitled “Product Descriptions,”

(b)	Schedule C, entitled “Recurring Services” where it will be removed as follows:
a.	Remove “CSG Screen Express®/Message Express®,” from the list of Enterprise Licensed Products, and
b.

Remove “CSG Screen Express®/Message Express®,” from the list of **** *** products and services set forth in “Attachment A to Exhibit C-1” entitled “CSG Systems, Inc. Business Continuity/Disaster Recovery Plan,”

(c)	Schedule D, entitled “Designated Environments” where it will be removed as follows:
a.	Remove the Designated Environment entitled “CSG Screen Express® Designated Environment” in its entirety; and
(d)	Schedule E, entitled “Technical Services” where it will be removed as follows:
a.	Remove “Screen Express” from the list of Products set forth in the table located at the bottom of Exhibit E-8, the sample “Business Requirement Document (BRD),” and
b.	Remove “Screen Express” from the Exhibit E-9, the sample “Initial Project Analysis,” in the table entitled “Impacted Components,”
(e)	Schedule F.1, entitled “Listing of Products and Services Included in the BSC” where it will be removed as follows:
a.

Remove references to “CSG Screen Express/Message Express,” from section VIII, entitled “CSG Licensed Products,” subsection A, entitled “Product installation and other associated items,” subsection 1 and subsection 2,

b.	Remove reference to “Screen Express Implementations,” from section VIII, entitled “CSG Licensed Products,” subsection A, entitled “Product installation and other associated items,” subsection 6,
c.

Remove subsection 17 entitled “Screen Express Enhanced Call Routing Implementation (SOW #225-5061)” in its entirety from section IX, entitled “Miscellaneous,” subsection A, entitled “******* and/or ****** recurring fees provided in an SOW or LOA (fees that are not specifically listed in any other product or service section of Schedule F),” and insert in its place: “17.  [Intentionally Left Blank],”

d.

Remove subsection 47 entitled “CSG Screen Express® launch for ******** ** call center in the ******** Division (******** ******** ***** ******* and ************ *******) (CO #1 Document #230-2103 to SOW ##230-1489)” in its entirety from section IX, entitled “Miscellaneous,” subsection A, entitled “******* and/or ****** recurring fees provided in an SOW or LOA (fees that are not specifically listed in any other product or service section of Schedule F),” and insert in its place: “47. [Intentionally Left Blank],”

e.

Remove subsection 50 entitled “Implement ANI Clean-up Window in CSG’s Screen Express® - *** ******* (SOW #230-7782)” in its entirety from section IX, entitled “Miscellaneous,” subsection A, entitled “******* and/or ****** recurring fees provided in an SOW or LOA (fees that are not specifically listed in any other product or service section of Schedule F),” and insert in its place: “50. [Intentionally Left Blank],”

f.

Remove subsection 53 entitled “Implement CSG Screen Express® - ANI Cleanup Plus Email Capture Module – ******* Division (SOW #231-0677)” in its entirety from section IX, entitled “Miscellaneous,” subsection A, entitled “******* and/or ****** recurring fees provided in an SOW or LOA (fees that are not specifically listed in any other product or service section of Schedule F),” and insert in its place: “53. [Intentionally Left Blank],”

g.

Remove subsection 55 entitled “Implement CSG Screen Express® - ANI Cleanup Plus E-mail Capture Module – ********** (SOW #231-3424)” in its entirety from section IX, entitled “Miscellaneous,” subsection A, entitled “******* and/or ****** recurring fees provided in an SOW or LOA (fees that are not specifically listed in any other product or service section of Schedule F),” and insert in its place: “55. [Intentionally Left Blank],”

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

h.

Remove references to “Enhanced Call Routing/Enhanced Messaging,” from section VIII, entitled “CSG Licensed Products,” subsection A, entitled “Product installation and other associated items,” subsection 6, entitled “CSG Desktop Solutions Bundle,” underneath the heading “The term license fee includes the following:”

i.

Remove subsection 33 entitled “Implement Event Intelligence module for Comcast ******* (SOW #229-7836)” in its entirety from section IX, entitled “Miscellaneous,” subsection A, entitled “******* and/or ****** recurring fees provided in an SOW or LOA (fees that are not specifically listed in any other product or service section of Schedule F),” and insert in its place: “33. [Intentionally Left Blank],”

3.

As a further result, the parties acknowledge and agree that the following Statements of Work and Change Orders related to the Screen Express Related Products are hereby terminated and of no further force or effect:

a.

Statement of Work entered into between the parties effective December 27, 2006, related to “Implementation of Enhanced Call Routing (ECR) and Screen Express® for Customer’s Outsourcers,” (CSG document # 2292909);

b.

Change Order #1 entered into between the parties effective July 7, 2008 (CSG document # 2296175), to Statement of Work entered into between the parties effective December 27, 2006, related to “Implementation of Enhanced Call Routing (ECR) and Screen Express® for Customer’s Outsourcers,” (CSG document # 2292909);

c.	Statement of Work entered into between the parties effective November 24, 2008, related to “Implement Event Intelligence module for Comcast *******,” (CSG document # 2297836);
d.	Statement of Work entered into between the parties effective March 31, 2009, related to “Implement Event Intelligence module of CSG Screen Express® for Comcast *** *******,” (CSG document # 2299405);
e.

Statement of Work entered into between the parties effective September 16, 2009, related to “CSG Screen Express® launch for ******** ** call center in the ******** Division (******** ******** ***** ******* and ************ *******),” (CSG document # 2301489);

f.

Change Order #1 entered into between the parties effective December 18, 2009 (CSG document # 2302103), to Statement of Work related to “CSG Screen Express® launch for ******** ** call center in the ******** Division (******** ******** ***** ******* and ************ *******),” (CSG document # 2301489);

g.

Statement of Work entered into between the parties effective March 26, 2010, related to “Screen Express® Avaya Launch for the **** Division Business Services Group Call Center in ********** **,” (CSG document # 2302076);

h.

Change Order #1 entered into between the parties effective June 10, 2010 (CSG document # 2304466), to Statement of Work related to “Screen Express® Avaya Launch for the **** Division Business Services Group Call Center in ********** **,” (CSG document # 2302076);

i.	Statement of Work entered into between the parties effective March 31, 2011, related to “Implement ANI Clean-up Window in CSG’s Screen Express®-*** *******,” (CSG document # 2307782);
j.

Statement of Work entered into between the parties effective October 31, 2011, related to “Implement CSG Screen Express®-ANI Cleanup Plus Email Capture Module-******* Division,” (CSG document # 2310677);

k.	Statement of Work entered into between the parties effective August 8, 2012, related to “Implement CSG Screen Express®-ANI Cleanup Plus E-mail Capture Module-**********,” (CSG document # 2313424);
l.

Statement of Work entered into between the parties effective October 19, 2012, related to “CSG Screen Express® and ECR Launch-**** Division Business Services Group Call Centers,” (CSG document # 2314295);

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: Senior Vice President Procurement	Title: SVP, General Counsel & Secretary
Date: 5-7-2018	Date: May 8, 2018